Supplement dated February 24, 2025
to the following statutory prospectus(es):
BOA Choice Venue Annuity II dated May 1, 2013
This supplement updates certain information contained in your statutory prospectus. Please read and retain this supplement for future reference.
Effective May 1, 2025, Guaranteed Term Options are no longer available as investment options under the contract (no longer available to receive new allocations, transfers, or renewals).
In connection with the discontinuation of the Guaranteed Term Options, for contracts with the Capital Preservation Plus Option or the Capital Preservation Plus Lifetime Income Option:
For CPP program periods that begin on or after May 1, 2025, the requirement to allocate a portion of the Contract Value to the Guaranteed Term Option is removed and the guarantee is conditioned upon allocation of the Contract Value to Non-Guaranteed Term allocations, which consist of a limited list of investment options.
PROS-0971